SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2009

                             GREEN ST. ENERGY, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

        Delaware                          33-45449            36-3809819
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    (State or other                 (Commission File          (IRS Employer
jurisdiction of incorporation)            Number)           Identification No.)


                       123 Green St., Tehachapi, CA 93561
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 556-9688
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS.

(1) On May 19, 2009, the Registrant (the "Company") was advised by the firm of McGladrey & Pullen LLP ("McGladrey") that it had resigned as the Company's principal accountant.

McGladrey's audit report on the Company's consolidated financial statements for the fiscal year ended December 31, 2008 and 2009, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that the report for the year ended December 31, 2008 included was modified for an uncertainty relating to the Company's ability to continue as a going concern.

During the two fiscal years ended December 31, 2008 and 2007, and the subsequent interim periods through May 14, 2009, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the two fiscal years ended December 31, 2008 and 2007, and the subsequent interim periods and through the date of resignation, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "Commission").

The Company has provided McGladrey a copy of the disclosures contained herein prior to the filing of this current report and have requested that McGladrey issue a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein.

(2) Effective May 19, 2009 the Company upon approval of its Board of Directors elected to retain the firm of MSPC LLP ("MSPC") as its principal independent accountants. During the Company's two most recent fiscal years and through May 14, 2009, the Company has not consulted with MSPC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advise was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K.

The Company has provided MSPC with a copy of the disclosures contained herein and provided MSPC with an opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein. MSPC has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304(a) of Regulation S-K.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            By /s/ Anthony J. Cataldo
                                               ----------------------
                                               Anthony J. Cataldo
                                               Chief Executive Officer
Dated: May 20, 2009